Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

On November 10, 2017, Equity Bancshares, Inc. (the “Company”) completed its merger with Eastman National Bancshares, Inc., an Oklahoma corporation (“Eastman”), pursuant to the terms of the Agreement and Plan of Reorganization, dated July 14, 2017 (the “Eastman Agreement”), by and among the Company, ENB Merger Sub, Inc., an Oklahoma corporation and wholly-owned subsidiary of the Company (“ENB Merger Sub”), and Eastman. At the effective time (the “Eastman Effective Time”), ENB Merger Sub merged with and into Eastman, with Eastman surviving the merger as a wholly-owned subsidiary of the Company. Following the Eastman Effective Time, Eastman merged into the Company, with the Company surviving the merger and thereafter, The Eastman National Bank of Newkirk, Eastman’s wholly-owned bank subsidiary, merged with and into the Company’s wholly-owned bank subsidiary, Equity Bank, with Equity Bank surviving the merger.

Also on November 10, 2017, the Company completed its merger with Cache Holdings, Inc., an Oklahoma corporation (“Cache”), pursuant to the terms of the Agreement and Plan of Reorganization, dated July 14, 2017 (the “Cache Agreement”), by and between the Company and Cache. At the effective time (the “Cache Effective Time”), Cache merged with and into the Company, with the Company surviving the merger. Following the Cache Effective Time, Patriot Bank, Cache’s wholly-owned bank subsidiary, merged with and into the Company’s wholly-owned bank subsidiary, Equity Bank, with Equity Bank surviving the merger.

The following unaudited Pro Forma Condensed Consolidated Combined Balance Sheet reflects the historical position of Equity, Cache and Eastman as of September 30, 2017, with pro forma adjustments based on the assumption that the mergers were completed on September 30, 2017. The pro forma adjustments are based on the acquisition method of accounting. The unaudited Pro Forma Condensed Consolidated Combined Statements of Income assume that each of the mergers were completed on January 1, 2016. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the mergers and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations. The pro forma adjustments do not consider any potential revenue opportunities or anticipated cost savings and expense efficiencies.

The following information should be read in conjunction with and is qualified in its entirety by Equity’s consolidated financial statements and accompanying notes and the consolidated financial statements and accompanying notes of Cache and Eastman.

The unaudited pro forma condensed consolidated combined financial information is intended for informational purposes and is not necessarily indicative of the future financial position or future operating results of the combined company or of the financial position or operating results of the combined company that would have actually occurred had the merger been in effect as of the date or for the periods presented.

Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet

As of September 30, 2017

(Dollars in thousands)

	Equity Historical	Cache Historical	Pro Forma Adjustments		Pro Forma Equity & Cache Combined	Eastman Historical	Pro Forma Adjustments		Pro Forma Equity, Cache & Eastman Combined
ASSETS
Cash and due from banks	$27,444	$6,067	$(12,517)	(a)	$20,994	$9,607	$(10,331)	(n)	$20,270
Federal funds sold	21	5,097	—		5,118	33	—		5,151

Cash and cash equivalents	27,465	11,164	(12,517)		26,112	9,640	(10,331)		25,421
Interest-bearing time deposits in other banks	3,741	—	—		3,741	—	—		3,741
Investment securities	610,060	—	—		610,060	60,200	—		670,260
Loans held for sale	4,283	27,126	—		31,409	—	—		31,409
Loans held for investment	1,540,761	282,174	(3,779)	(b)	1,819,156	186,519	(6,757)	(o)	1,998,918
Allowance for loan losses	(7,969)	(4,055)	4,055	(c)	(7,969)	(3,784)	3,784	(p)	(7,969)

Loans, net	1,532,792	278,119	276		1,811,187	182,735	(2,973)		1,990,949
Other real estate owned, net	8,169	—	—		8,169	54	(8)	(q)	8,215
Premises and equipment, net	55,596	4,009	212	(d)	59,817	1,815	107	(r)	61,739
Bank owned life insurance	49,123	3,874	—		52,997	—	—		52,997
Federal Reserve Bank and Federal Home Loan Bank stock	17,107	1,610	—		18,717	436	—		19,153
Interest receivable	9,761	804	—		10,565	1,166	—		11,731
Goodwill	64,587	2,867	14,806	(e)	82,260	—	20,022	(s)	102,282
Core deposit intangible, net	5,476	—	1,580	(f)	7,056	—	4,020	(t)	11,076
Other assets	17,266	342	(1,030)	(g)	16,578	1,478	(792)	(u)	17,264

Total assets	$2,405,426	$329,915	$3,327		$2,738,668	$257,524	$10,045		$3,006,237

LIABILITIES AND STOCKHOLDERS’EQUITY
Non-interest-bearing deposits	$263,746	$21,816	$—		$285,562	$69,143	$—		$354,705
Interest-bearing transaction and savings	959,498	131,421	—		1,090,919	121,687	—		1,212,606
Time deposits	645,249	124,292	(23)	(h)	769,518	29,019	(91)	(v)	798,446

Total deposits	1,868,493	277,529	(23)		2,145,999	219,849	(91)		2,365,757
Federal funds purchased and retail repurchase agreements	31,181	—	—		31,181	9,667	6	(w)	40,854
Federal Home Loan Bank advances	190,021	13,259	—		203,280	1,000	—		204,280
Bank stock loan	—	1,000	1,500	(i)	2,500	—	—		2,500
Subordinated debentures	13,896	—	—		13,896	—	—		13,896
Contractual obligations	2,211	—	—		2,211	—	—		2,211
Interest payable and other liabilities	7,789	1,866	(371)	(j)	9,284	538	(811)	(x)	9,011

Total liabilities	2,113,591	293,654	1,106		2,408,351	231,054	(896)		2,638,509
Commitments and contingent liabilities
Stockholders’ equity
Common stock	137	21	(21)	(k)	149	20	(20)	(y)	161
			12	(l)			12	(z)
Additional paid-in-capital	253,027	23,410	(23,410)	(k)	292,243	2,560	(2,560)	(y)	331,099
			39,468	(l)			39,097	(z)
			(252)	(m)			(241)	(aa)
Retained earnings	60,703	12,830	(12,830)	(k)	59,957	25,206	(25,206)	(y)	58,500
			(746)	(m)			(1,457)	(aa)
Accumulated other comprehensive income (loss)	(2,220)	—	—		(2,220)	(138)	138	(y)	(2,220)
Employee stock loans	(157)	—	—		(157)	—	—		(157)
Treasury stock	(19,655)	—	—		(19,655)	(1,178)	1,178	(y)	(19,655)

Total stockholders’ equity	291,835	36,261	2,221		330,317	26,470	10,941		367,728

Total liabilities and stockholders’ equity	$2,405,426	$329,915	$3,327		$2,738,668	$257,524	$10,045		$3,006,237

See accompanying notes to pro forma condensed consolidated combined financial information

Unaudited Pro Forma Condensed Consolidated Combined Statement of Income

For the Nine Months Ended September 30, 2017

(Dollars in thousands, except per share amounts)

	Equity Historical	Cache Historical	Pro Forma Adjustments		Pro Forma Equity & Cache Combined	Eastman Historical	Pro Forma Adjustments		Pro Forma Equity, Cache & Eastman Combined
Interest and dividend income
Loans, including fees	$60,482	$11,354	$478	(bb)	$72,314	$7,492	$410	(jj)	$80,216
Securities	11,440	—	—		11,440	585	—		12,025
Other interest income	963	175	(190)	(cc)	948	54	(153)	(kk)	849

Total interest and dividend income	72,885	11,529	288		84,702	8,131	257		93,090
Interest expense
Deposits	8,740	1,730	9	(dd)	10,479	236	30	(ll)	10,745
Federal funds purchased and retail repurchase agreements	40	—	—		40	9	—		49
Federal Home Loan Bank advances	1,967	135	—		2,102	—	—	(mm)	2,102
Bank stock loan	—	31	45	(ee)	76	—	—		76
Subordinated debentures	725	—	—		725	—	—		725

Total interest expense	11,472	1,896	54		13,422	245	30		13,697

Net interest income	61,413	9,633	234		71,280	7,886	227		79,393
Provision for loan losses	2,450	440	—		2,890	1,161	—		4,051

Net interest income after provision for loan losses	58,963	9,193	234		68,390	6,725	227		75,342
Non-interest income
Service charges and fees	3,679	65	—		3,744	1,086	—		4,830
Debit card income	3,385	—	—		3,385	510	—		3,895
Mortgage banking	1,546	133	—		1,679	—	—		1,679
Increase in value of bank owned life insurance	1,068	81	—		1,149	—	—		1,149
Net gains from investment securities transactions	271	—	—		271	—	—		271
Other non-interest income	1,387	49	—		1,436	120	—		1,556

Total non-interest income	11,336	328	—		11,664	1,716	—		13,380
Non-interest expense
Salaries and employee benefits	24,395	2,344	(62)	(ff)	26,677	2,563	—		29,240
Net occupancy and equipment	4,621	323	4	(gg)	4,948	447	2	(nn)	5,397
Data processing	3,570	146	—		3,716	527	—		4,243
Professional fees	1,737	132	—		1,869	98	—		1,967
Amortization of core deposit intangible	687	—	194	(hh)	881	—	493	(oo)	1,374
Other real estate owned, net	494	—	—		494	—	—		494
Merger expenses	2,085	—	—		2,085	360	—		2,445
Other non-interest expense	9,156	944	—		10,100	1,061	—		11,161

Total non-interest expense	46,745	3,889	136		50,770	5,056	495		56,321

Income before income taxes	23,554	5,632	98		29,284	3,385	(268)		32,401
Provision for income taxes	7,179	—	2,191	(ii)	9,370	1,499	(103)	(pp)	10,766

Net income	16,375	5,632	(2,093)		19,914	1,886	(165)		21,635
Dividends and discount accretion on preferred stock	—	—	—		—	—	—		—

Net income allocable to common stockholders	$16,375	$5,632	$(2,093)		$19,914	$1,886	$(165)		$21,635

Basic earnings per share	$1.36	$269.02			$1.50	$9.82			$1.50
Weighted average shares outstanding	12,078,347	20,935			13,269,288	192,131			14,449,035
Diluted earnings per share	$1.33				$1.47				$1.47
Weighted average shares outstanding	12,335,711				13,526,652				14,706,399

See accompanying notes to pro forma condensed consolidated combined financial information

Unaudited Pro Forma Condensed Consolidated Combined Statement of Income

For the Year Ended December 31, 2016

(Dollars in thousands, except per share amounts)

	Equity Historical	Cache Historical	Pro Forma Adjustments			Pro Forma Equity & Cache Combined	Eastman Historical	Pro Forma Adjustments			Pro Forma Equity, Cache & Eastman Combined
Interest and dividend income
Loans, including fees	$50,272	$12,338	$637	(bb	)	$63,247	$9,864	$546	(jj	)	$73,657
Securities	9,765	—	—			9,765	1,054	—			10,819
Other interest income	1,762	143	(253)	(cc	)	1,652	23	(204)	(kk	)	1,471

Total interest and dividend income	61,799	12,481	384			74,664	10,941	170			85,947
Interest expense
Deposits	7,042	1,587	12	(dd	)	8,641	275	41	(ll	)	8,957
Federal funds purchased and retail repurchase agreements	58	—	—			58	15	—			73
Federal Home Loan Bank advances	1,400	60	—			1,460	7	(6)	(mm	)	1,461
Bank stock loan	31	10	60	(ee	)	101	—	—			101
Subordinated debentures	671	—	—			671	—	—			671

Total interest expense	9,202	1,657	72			10,931	297	35			11,263

Net interest income	52,597	10,824	312			63,733	10,644	307			74,684
Provision for loan losses	2,119	1,035	—			3,154	125	—			3,279

Net interest income after provision for loan losses	50,478	9,789	312			60,579	10,519	307			71,405
Non-interest income
Service charges and fees	3,552	98	—			3,650	2,155	—			5,805
Debit card income	2,898	—	—			2,898	—	—			2,898
Mortgage banking	1,394	407	—			1,801	—	—			1,801
Increase in value of bank owned life insurance	1,000	114	—			1,114	—	—			1,114
Net gains on investment securities transactions	479	—	—			479	309	—			788
Other non-interest income	1,143	49	—			1,192	125	—			1,317

Total non-interest income	10,466	668	—			11,134	2,589	—			13,723
Non-interest expense
Salaries and employee benefits	21,951	2,897	(68)	(ff	)	24,780	3,457	—			28,237
Net occupancy and equipment	4,586	444	5	(gg	)	5,035	624	3	(nn	)	5,662
Data processing	3,568	214	—			3,782	700	—			4,482
Professional fees	2,075	157	—			2,232	245	—			2,477
Amortization of core deposit intangible	413	—	287	(hh	)	700	—	731	(oo	)	1,431
Other real estate owned, net	386	—	—			386	2	—			388
Merger expenses	5,294	—	—			5,294	—	—			5,294
Other non-interest expense	8,802	848	—			9,650	1,415	—			11,065

Total non-interest expense	47,075	4,560	224			51,859	6,443	734			59,036

Income before income taxes	13,869	5,897	88			19,854	6,665	(427)			26,092
Provision for income taxes	4,495	—	2,290	(ii	)	6,785	2,361	(163)	(pp	)	8,983

Net income	9,374	5,897	(2,202)			13,069	4,304	(264)			17,109
Dividends and discount accretion on preferred stock	(1)	—	—			(1)	—	—			(1)

Net income allocable to common stockholders	$9,373	$5,897	$(2,202)			$13,068	$4,304	$(264)			$17,108

Basic earnings per share	$1.09	$281.68				$1.33	$22.41				$1.56
Weighted average shares outstanding	8,624,108	20,935				9,815,049	192,088				10,994,796
Diluted earnings per share	$1.07					$1.31					$1.54
Weighted average shares outstanding	8,755,526					9,946,467					11,126,214

See accompanying notes to pro forma condensed consolidated combined financial information

Notes to Unaudited Pro Forma Condensed Consolidated Combined Financial Information

(Dollars in thousands, except per share amounts)

The following pro forma adjustments have been reflected in the unaudited pro forma condensed consolidated combined financial information. All adjustments are based on current assumptions and valuations, but applied to historical financial statements.

(a)	This adjustment includes the cash portion of the merger consideration of $12.9 million; pre-tax stock issuance costs and direct-incremental merger expense of $1.1 million ($998 thousand, after-tax), which are in addition to the stock issuance costs and direct-incremental merger expenses reflected in Equity’s September 30, 2017 financial statements; the $2.5 million proceeds of Equity’s bank stock loan; and Equity’s repayment of Cache’s $1.0 million bank stock loan.

(b)	This adjustment represents the fair value adjustments on loans. The purchase accounting adjustment for the acquired loan portfolio is comprised of $762 thousand of non-accretable credit adjustments and $3.0 million of accretable interest-rate adjustments.

(c)	This adjustment represents the elimination of Cache’s allowance for loan losses as part of the purchase accounting transactions.

(d)	This adjustment represents the fair value adjustments of premises and equipment.

(e)	This adjustment represents the purchase price allocation for the merger, calculated as follows:

Issue 1,190,941 Equity shares valued at $33.15, the closing price for Equity common stock on November 10, 2017	$39,480
Cash merger consideration, including cash in lieu of fractional shares	12,878

Total purchase price	52,358
Less: Cache’s equity at book value	(36,261)
Allocated to loan fair value	3,779
Elimination of allowance for loan losses as part of purchase accounting	(4,055)
Allocated to premises and equipment	(212)
Allocated to core deposit intangibles	(1,580)
Allocated to time deposit fair value	(23)
Allocated to net deferred tax assets	800

Eliminate Cache’s goodwill and record estimated goodwill	$14,806

(f)	This adjustment represents the recognition of core deposit intangibles.

(g)	This adjustment includes $230 thousand of stock issuance costs incurred at September 30, 2017, which are transferred to additional paid-in-capital in connection with recording the merger. This adjustment also includes the impact on deferred income taxes of the purchase accounting adjustments, calculated as follows:

Loan fair value adjustments	$(276)
Premises and equipment	(212)
Core deposit intangibles	(1,580)
Time deposits fair value adjustments	(23)

Subtotal of fair value adjustments	(2,091)

Calculated deferred taxes at Equity’s estimated statutory rate of 38.25%	$(800)

(h)	This adjustment reflects interest-bearing time deposits at their estimated fair values.

(i)	This adjustment reflects Equity’s draw of $2.5 million against its line of credit and the repayment of Cache’s $1.0 million bank stock loan.

(j)	This adjustment represents the impact on income taxes payable of an estimated $371 thousand of tax benefit on the direct, incremental merger expenses, which are in addition to merger expenses incurred at September 30, 2017.

(k)	This adjustment represents the elimination of the historical equity of Cache.

(l)	This adjustment represents issuance of 1,190,941 shares of Equity common stock, par value $0.01 per share, to stockholders of Cache, valued at $33.15, the closing price for Equity common stock on November 10, 2017.

(m)	This adjustment represents the after-tax stock issuance costs of $252 thousand transferred to paid-in-capital as part of recording the merger and the after-tax incremental merger expenses of $746 thousand ($1.1 million, pre-tax), which are in addition to those reflected in Equity’s September 30, 2017 financial statements.

(n)	This adjustment includes the cash portion of the merger consideration of $8.0 million and pre-tax stock issuance costs and direct-incremental merger expense of $2.3 million ($1.7 million, after-tax), which are in addition to the stock issuance costs and direct-incremental merger expenses reflected in Equity’s September 30, 2017 financial statements.

(o)	This adjustment represents the fair value adjustments on loans. The purchase accounting adjustment for the acquired loan portfolio is comprised of $4.1 million of non-accretable credit adjustments and $2.7 million of accretable interest-rate adjustments.

(p)	This adjustment represents the elimination of Eastman’s allowance for loan losses as part of the purchase accounting transactions.

(q)	This adjustment represents fair value adjustments on real estate acquired through or instead of foreclosure (“other real estate owned”).

(r)	This adjustment represents the fair value adjustment of premises and equipment.

(s)	This adjustment represents the purchase price allocation for the merger, calculated as follows:

Issue 1,179,747 Equity shares valued at $33.15, the closing price for Equity common stock on November 10, 2017	$39,109
Cash merger consideration, including cash in lieu of fractional shares	8,040

Total purchase price	47,149
Less: Eastman’s equity at book value	(26,470)
Allocated to loan fair value	6,757
Elimination of allowance for loan losses as part of purchase accounting	(3,784)
Allocated to other real estate owned fair value	8
Allocated to premises and equipment fair value	(107)
Allocated to core deposit intangibles	(4,020)
Allocated to other assets fair value	165
Allocated to time deposit fair value	(91)
Allocated to Federal Home Loan Bank term advances fair value	6
Allocated to net deferred tax assets	409

Adjustment for estimated goodwill to be recognized	$20,022

(t)	This adjustment represents the recognition of core deposit intangibles.

(u)	This adjustment includes $218 thousand of stock issuance costs incurred at September 30, 2017, which are transferred to additional paid-in-capital in connection with recording the merger. This adjustment also includes $165 thousand of fair value adjustments related to other assets and the impact on deferred income taxes of the purchase accounting adjustments, calculated as follows:

Loan fair value adjustments	$2,973
Other real estate owned fair value adjustments	8
Premises and equipment fair value adjustments	(107)
Core deposit intangibles	(4,020)
Other asset fair value adjustments	165
Time deposits fair value adjustments	(91)
Federal Home Loan Bank term advances fair value	6

Subtotal of fair value adjustments	(1,066)

Calculated deferred taxes at Equity’s estimated statutory rate of 38.25%	$(409)

(v)	This adjustment reflects interest-bearing time deposits at their estimated fair values.

(w)	This adjustment reflects the Federal Home Loan Bank term advances at their estimated fair values.

(x)	This adjustment represents the impact on income taxes payable of an estimated $811 thousand of tax benefit on the direct, incremental merger expenses, which are in addition to merger expenses incurred at September 30, 2017.

(y)	This adjustment represents the elimination of the historical equity of Eastman.

(z)	This adjustment represents the issuance of 1,179,747 shares of Equity common stock, par value $0.01 per share, to stockholders of Eastman, valued at $33.15, the closing price for Equity common stock on November 10, 2017.

(aa)	This adjustment represents the after-tax stock issuance cost of $241 thousand transferred to paid-in-capital as part of recording the merger and the after-tax incremental merger expenses of $1.5 million ($2.3 million, pre-tax), which are in addition to those reflected in Equity’s September 30, 2017 financial statements.

		For the Nine Months Ended September 30, 2017	Year Ended December 31, 2016
(bb)	Adjustment to loan interest income
	To reflect accretion of loan discount from interest rate fair value adjustment computed on a level yield method over the contractual life of the loans.	$478	$637
(cc)	Adjustment to other interest income
	To reflect the estimated loss of investment income related to the uses of cash for the cash portion of the merger consideration, the after-tax stock issuance costs and the after-tax direct, incremental merger expenses, offset by the incremental principal addition to the bank stock loan, assuming a reinvestment rate of 2.0%.	$(190)	$(253)
(dd)	Adjustment to deposit interest expense
	To reflect amortization of the time deposit fair value adjustment. The amortization has been reflected over the contractual maturity of the time deposits.	$9	$12
(ee)	Adjustment to bank stock loan interest expense
	To reflect additional interest expense on the incremental $1.5 million borrowing. Both Equity’s line of credit and Cache’s bank stock loan bear interest at prime.	$45	$60
(ff)	Adjustment to salaries and employee benefits expense
	To reflect the reduction of Cache’s historical share-based compensation expense associated with the Cache options which will be settled by issuing additional stock consideration as part of the merger.	$(62)	$(68)
(gg)	Adjustment to depreciation expense
	To reflect additional depreciation on the fair value adjustments of the facilities computed on a straight-line method over 39 years.	$4	$5
(hh)	Adjustment to amortization of core deposit intangible
	To reflect amortization of the core deposit intangible on an accelerated basis over an estimated ten years.	$194	$287
(ii)	Adjustment to provision for income taxes
	• To reflect the net tax effect of the pro forma adjustments using Equity’s statutory tax rate of 38.25%.	$37	$34
	• Cache, as a subchapter S corporation, is not subject to federal or Oklahoma state tax at the corporate level. This adjustment provides an estimated provision for income taxes on Cache’s pre-tax income using Equity’s statutory tax rate of 38.25%.	2,154	2,256

		$2,191	$2,290

(jj)	Adjustment to loan interest income
	To reflect accretion of loan discount from interest rate fair value adjustment computed on a level yield method over the contractual life of the loans.	$410	$546

(kk)	Adjustment to other interest income
	To reflect the estimated loss of investment income related to the uses of cash for the cash portion of the merger consideration, the after-tax stock issuance costs and the after-tax direct, incremental merger expenses assuming a reinvestment rate of 2.0%.	$(153)	$(204)
(ll)	Adjustment to deposit interest expense
	To reflect amortization of the time deposit fair value adjustment. The amortization has been reflected over the contractual maturity of the time deposits.	$30	$41
(mm)	Adjustment to interest expense on Federal Home Loan Bank advances
	To reflect amortization of the fair value adjustment on the Federal Home Loan Bank advances upon repayment in the first year after merger.	$—	$(6)
(nn)	Adjustment to depreciation expense
	To reflect additional depreciation on the fair value adjustments of the facilities computed on a straight-line method over 39 years.	$2	$3
(oo)	Adjustment to amortization of core deposit intangible
	To reflect amortization of the core deposit intangible on an accelerated basis over an estimated ten years.	$493	$731
(pp)	Adjustment to provision for income taxes
	To reflect the net tax effect of the pro forma adjustments using Equity’s statutory tax rate of 38.25%.	$(103)	$(163)